PROSPECTUS SUPPLEMENT DATED DECEMBER 29, 1995, TO THE PIERPONT TREASURY MONEY MARKET FUND PROSPECTUS, DATED MARCH 1, 1995

         The  following   restates  the  entire  discussion  under  the  caption
"Investment Objective and Policies" on pages 4 and 5.

         "The investment objective of the Fund and the Portfolio is described below, together with the policies they employ in their efforts to achieve this objective. Additional information about the investment policies of the Fund and the Portfolio appears in the Statement of Additional Information under
"Investment Objectives and Policies." There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

         The Fund's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Treasury Money Market Portfolio, an open-end management investment company having the same investment objective as the Fund.

         The Portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and, to a lesser extent, in obligations of the U.S. Government agencies described below. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days and invests in the following securities which have effective maturities of not more than thirteen months.

         TREASURY SECURITIES; CERTAIN U.S. GOVERNMENT AGENCY OBLIGATIONS. The Portfolio will invest in Treasury Bills, Notes and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States ("Treasury Securities"). Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. During ordinary market conditions at least 65% of the Portfolio's net assets will be invested in Treasury Securities and repurchase agreements collateralized by Treasury Securities. The balance of the Portfolio may be invested in obligations issued by the following U.S. Government agencies where the Portfolio must look to the issuing agency for ultimate repayment: the Federal Farm Credit System and the Federal Home Loan Banks ("Permitted Agency Securities"). Each such obligation must have a remaining maturity of thirteen months or less at the time of purchase by the Portfolio.

         The market value of obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates. Neither the shares of the Fund nor the interests in the Portfolio are guaranteed or insured by the U.S. Government.

         The Portfolio also may purchase Treasury Securities and Permitted Agency Securities on a when-issued or delayed delivery basis and may engage in repurchase and reverse repurchase agreement transactions involving such securities. For a discussion of these transactions, see "Additional Investment Information and Risk Factors."

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

         The following restates the third sentence under the caption "Additional Investment Information and Risk Factors-Repurchase Agreements" on page 5: "The Portfolio only enters into repurchase agreements involving Treasury Securities and Permitted Agency Securities and under ordinary market conditions does not expect to enter into repurchase agreements involving more than 5% of its net assets."

TREASIP.DOC

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